IDT Corporation

(NYSE: IDT)

Revolution in Progress....

September 18, 2013

Safe Harbor Statement

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about IDT's future performance;
- projections of IDT's results of operations or financial condition;
- statements regarding IDT's plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on IDT's current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond IDT's control. Such known and unknown risks, uncertainties and other factors may cause IDT's actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements.

These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in IDT's filings made with the Securities and Exchange Commission.

IDT cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and IDT is under no obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

FINANCIAL SNAPSHOT

IDT QUICK OVERVIEW

Industries	Telecom; Payment Services
Ticker	NYSE: IDT
Stock Price*	$ 16.66
Shares Outstanding	22.9 MM
Market Cap*	$382 MM
Revenue (TTM)**	$1,539.2 MM
Adjusted EBITDA (TTM)**	$36.4 MM
EPS*** (TTM)**	$ 2.39
Cash Provided by Operating Activities (TTM)**	$50.1 MM
CapEx (TTM)**	$14.3 MM
Fiscal Year End	July 31st

* Closing price on September 16, 2013

** TTM - Twelve months ended April 30, 2013

*** Fully diluted

Dividends

- During FY 2012, IDT increased its quarterly dividend from $0.13 to $0.15
- In November 2012, IDT paid a special dividend of $0.60, effectively pre-paying the FY 2013 dividend
- In July 2013, IDT announced a $0.08 special dividend
- IDT expects to resume paying quarterly dividends in FY 2014

1 Company...3 Compelling Opportunities

IDT Telecom

- Retail and wholesale businesses synergistically provide value to customers. Retail business features a growing portfolio of voice and payment services targeted to under-banked immigrant communities through the Boss Revolution platform. (idt.net)

Fabrix Systems

- Software provides superior scalable solution for efficient storage, processing and delivery of video data. (fabrixsystems.com)

Zedge

- Top 15 app on Google Play. Provides ringtones, wallpapers and games to personalize your mobile phone or tablet. (zedge.net)

IDT Telecom – Key Verticals

Retail Communications and Payment Services: Markets, distributes and sells prepaid telephony and payment products

- Targets under-banked immigrant communities via distribution through 200,000+ retailers
- Portfolio of products delivered predominantly via Boss Revolution.

Wholesale Termination Services: Terminates international calling traffic for other telecom service providers

- Carried over 33 billion international minutes per year via approx 590 direct routes to over 100 countries
- Leverages retail minutes in the carrier market, creating reciprocal "buy and sell" opportunities


IDT
PLATINUM
Service Level


240
220
200
180
160
140
120
100
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Wholesale Termination Services
Retail Communications and Payment Services

USD in Millions

IDT Telecom – Fundamental Change

USD in Millions

U.S. Domestic Revenues


Traditional Calling Cards Revenue
Boss Revolution Revenue
180
160
140
120
100
80
60
40
20
0
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13

Boss Revolution Platform

IDT's Boss Revolution platform provides voice and payment services primarily to immigrant communities

- **Current products**
  - International calling
  - Mobile top-up – recharge your own prepaid account
  - International airtime top-up – transfer minutes purchased in USA to mobile phones overseas
  - Domestic bill payment
- **Launching in FY 2013 / 2014**
  - International money remittance
  - International bill payment
  - General purpose reloadable (debit) cards
- **...leading to a Boss Revolution e-wallet**

Boss Revolution Value Proposition

Consumers

- Available locally
- Cash based
- No service charges – no breakage
- Convenient pin-less dialing
- Reloadable
- Web access with app coming
- One platform – multiple products

Retailer

- No inventory
- No shelf space
- Stickiness
- Lifetime commission
- Single platform for multiple products

IDT

- Mostly pre-paid; minimizing credit risk
- No inventory
- Single brand
- Stickiness
- Diversification to higher margin services
- Single platform for multiple products

The Boss Revolution Transformation

	The Way Things Were....	*The Way Things Are....*
	Prepaid Calling Cards BOSS U.S.A.	**Boss Revolution**
Mission	Prepaid calling card provider	Serve under-banked immigrants with voice and payment products
Product	Disposable prepaid calling card stocked by retailer	Virtual customer accounts access portfolio of complementary products over unified platform. No inventory
Brand	Profusion of calling card brands	Boss Revolution brand
Path to Market	Distributors provided little visibility to retailers or customers	Cloud based platform instantly reaches network of 35,000 retailers. Consumer apps in development
Internal Sales Force	Minimal	Over 200 Boss Revolution brand ambassadors

IDT Telecom – Financial Snapshot

USD in millions

Revenue



420
400
380
360
340
320
300
280
260
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
Q313

Gross Profit



67
64
61
58
55
52
49
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
Q313

SG&A



50
48
46
44
42
40
38
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
Q313

Adjusted EBITDA



16
14
12
10
8
6
4
Q111
Q211
Q311
Q411
Q112
Q212
Q312
Q412
Q113
Q213
Q313

IDT Telecom – Growth Initiatives

Continue to Grow Boss Revolution

- Expand portfolio of complimentary payment product offerings
- Continued geographic expansion in Canada, Brazil
- Internal sales force to increase retail outlets in U.S.
- Enhanced marketing and promotions

Grow Margins By Getting Closer to the Consumer

- Make Boss Revolution even "stickier"
  - Create a global Boss Revolution Direct-to-Consumer site
  - Launch Boss Revolution consumer calling application
- IDT Beyond
  - Leverage existing platforms to provide white label voice and payment offerings to Wholesale telecom customers

BEYOND
Uncovering Opportunities Together

Zedge

- Highly popular mobile app (Android and iOS) providing free, high quality ringtones, wallpapers and mobile games
- 75MM+ installs to date
- "Top 15" in Google Play for 3 years running*
- Sophisticated machine learning based, behavioral recommendation engine curates and recommends relevant content to users on a personalized basis
- Monetization through distribution of sponsored content and advertising
- Valuable to advertisers, game developers, musicians, and artists seeking a scalable, non-incentivized, user acquisition platform
- Experienced and proven management team



Zedge Total Installs (MM)
80
70
60
50
40
30
20
10
0
Oct '09
Jan '11
Apr '12
Jul '13



ZEDGE
Very Sticky Content!

Google Play as of September 2013

Fabrix

Video Storage, Processing & Delivery Platform

Superior technical solution for video applications

- Cloud based DVR
- Deep video storage
- Video streaming
- Advanced advertising (ad insertion & targeted ads)

Current deployments / customer wins

- US Tier One cable operator's cloud-based DVR offering (replaces set-top DVRs)
- Major N. American operator's deep video storage expansion

Potential applications across various industry verticals

- Security and surveillance
- Life sciences
- Media and entertainment
- Oil and gas

Revenues derived from licensing & maintenance

Commitment to Monetizing Assets

IDT has consistently incubated and monetized high potential businesses:

- Net2Phone (formerly NTOP on NASDAQ): AT&T invested $1.1 billion for a 32% share in 2000;
- Corbina Telecom, IDT's Russian telecom business: Sold for $130 million net in 2006;
- IDT Entertainment: Sold to Liberty Media for $186 million in 2007. Became known as Starz Distribution (the motion picture, animation, television and home video operating unit of Starz);
- Toucan, a UK based consumer phone business: Sold for $38 million in 2007;
- Genie Energy (NYSE: GNE): Spun off to IDT stockholders in 2011. Current market cap over $220 million;
- Straight Path Communications Inc., (NYSE MKT: STRP): Spun off to IDT stockholders in 2013. Current market cap over $50 million.

IDT – Results by Quarter

Steady EBITDA Growth....

(in millions of USD)	4Q 2012	1Q 2013	2Q 2013	3Q 2013	TTM*	FY 2012
Revenue	$384.7	$400.1	$411.5	$396.9	$1,593.2	$1,506.3
Direct Cost	$323.9	$335.3	$344.5	$331.2	$1,334.9	$1,269.4
SG&A Expense	$53.0	$53.3	$55.6	$54.0	$215.9	$206.9
Research and Development	$1.2	$1.4	$1.8	$1.7	$6.1	$4.6
Adjusted EBITDA	$6.6	$10.2	$9.5	$10.1	$36.4	$25.4
Depreciation and Amortization	$3.8	$3.1	$3.9	$4.0	$14.8	$16.6
Income (Loss) from Operations	$2.8	$6.7	$5.7	$15.7	$30.9	($7.1)

* 12 Months Ended April 30, 2013 (4Q FY 2012 through 3Q FY 2013)

Non-GAAP Reconciliation

(in millions)

	4Q 2012	1Q 2013	2Q 2013	3Q 2013	TTM*	FY 2012
Adjusted EBITDA	$6.6	$10.2	$9.5	$10.1	$36.4	$25.4
subtract:						
Depreciation and amortization	3.8	3.1	3.9	4.0	14.8	16.6
Other gains / (losses)	--	(0.4)	--	9.6	9.2	(15.9)
Income from operations	$2.8	$6.7	$5.7	$15.7	$30.9	($7.1)

* 12 Months Ended April 30, 2013 (4Q FY 2012 through 3Q FY 2013)

Non-GAAP Reconciliation

(in millions)

IDT Telecom	1Q 2011	2Q 2011	3Q 2011	4Q 2011	1Q 2012	2Q 2012	3Q 2012	4Q 2012	1Q 2013	2Q 2013	3Q 2013
Gross Profit	$ 55.7	$ 56.2	$ 55.6	$ 57.4	$ 55.6	$ 56.7	$ 57.4	$ 59.3	$ 61.3	$ 62.6	$ 61.8
subtract:											
SG&A	43.5	43.7	44.9	49.1	46.6	47.4	46.5	48.3	48.8	48.9	48.4
Depreciation and amortization	4.8	4.7	4.3	3.9	3.8	3.6	3.5	3.2	2.5	3.2	3.3
Restructuring	--	0.9	--	--	--	--	--	--	--	--	--
Other gains / (losses)	--	4.6	--	(1.1)	(11.3)	1.8	(6.5)	--	(0.4)	--	9.6
Income from operations	$ 7.5	$ 11.4	$ 6.4	$ 3.4	$ (6.1)	$ 7.5	$ 0.9	$ 7.8	$ 9.6	$ 10.5	$ 19.7

(in millions)

IDT Telecom	1Q 2011	2Q 2011	3Q 2011	4Q 2011	1Q 2012	2Q 2012	3Q 2012	4Q 2012	1Q 2013	2Q 2013	3Q 2013
Adjusted EBITDA	$ 12.2	$ 12.5	$ 10.7	$ 8.3	$ 9.0	$ 9.3	$ 10.9	$ 11.0	$ 12.5	$ 13.7	$ 13.3
subtract:											
Depreciation and amortization	4.8	4.7	4.3	3.9	3.8	3.6	3.5	3.2	2.5	3.2	3.3
Restructuring	--	0.9	--	--	--	--	--	--	--	--	--
Other gains / (losses)	--	4.6	--	(1.1)	(11.3)	1.8	(6.5)	--	(0.4)	--	9.6
Income from operations	$ 7.5	$ 11.4	$ 6.4	$ 3.4	$ (6.1)	$ 7.5	$ 0.9	$ 7.8	$ 9.6	$ 10.5	$ 19.7

Overview September 2013

What is Zedge?

Discovery Service for Free Mobile Games & Personalization Content


ZEDGE
Wallpapers 1,127
Live Wallpapers 2,209
Ringtones 623,226
Notifications 108,150
Games 10,999
Very sticky content!

Powerful distribution platform
- Scalable
- Non-incented
- Customized curation

Reach
- Consumers
- Advertisers / Publishers
- Artists / Developers

Best of breed technology
- Behavioral recommendations
- Machine learning
- Relevant
- Validated

75MM Installs
33MM Active Installs


80
70
60
50
40
30
20
10
0
Oct '09
Jan '11
Apr '12
Jul '13

PC Magazine Editors' Choice

Google play Top Developer

cnet Editor's Rating: "Outstanding"

TechCrunch *"Zedge has become one of the most popular Android apps out there"*

TIME 50 Best Apps for 2013

ZEDGE

60MM+ Users and Growing Fast

We are a customer acquisition machine

Android / iOS 75MM total installs	Android / iOS 33MM active installs	Android / iOS 60MM content downloads/month
Android Top 15 Google Play for the past 3 years	Android 20%+ handset penetration in the US	iOS 4.5MM total installs
Facebook 1.1MM Likes	Desktop Web 13MM monthly unique users	Mobile Web 20MM monthly unique users

Source: Google Analytics, Google Play and Zedge (September 2013)

Discovery is Broken

A gnarly problem of taxonomy, visibility and presentation

Incentivized installs distort market rankings, deliver non-engaged users and generate little, if any, ROI

The top 1% percent of apps receive 50% of downloads and, at best, 0.05% of all apps achieve a top market ranking

App markets' content is static neglecting potential stars and inclusion policy is a roadblock from filtering consumed titles

App walls lack variety and differentiation

Networks are not configured to support native advertising integrations and rendition

Stand alone "Content Discovery" services aren't an attractive vertical


APPS
WIDGETS
Age Scanner
Browser
Calendar
Camera
Downloads
Gallery
Gmail
Google
Google Settings
Messaging
Movie Studio
Music
News & Weather
People

Source: Venture Beat, Appsfire and Appsflyer, Surikate/GfK and Developer Economics

Zedge's Fix

Sticky content is the draw, seamless discovery is value add


ZEDGE

Vertically focused content offerings critical for quality discovery

Social media integration drives long tail and recurring usage

Behavioral recommendations key factor in relevancy

Non-incentivized content consumption harbinger of high LTV customers

Content freshness by filtering installed games and frequency capping ones that do not convert

Visual collaterals (screen shots / videos) primary influencer for installs

App descriptions / reviews materially improve acquisition

Native advertisements enhances user experience and response rates

The Company

Experienced management team and successful investors

Background

Founded	2003
Offices	New York, New York Trondheim, Norway
Employees	New York: 6 Trondheim: 23

Cap Table

IDT Corp.	69%
Shaman II, LP	9%
Founders	5%
SIP	17%

Key Employees



Tom Arnoy
CEO & Co-Founder
Founder of Webway and IMC Labs



Jonathan Reich
COO
VP of Sales, Fabrix.TV
CEO, Net2Phone Global Solutions



Stig Bakken
CTO
Google, Yahoo!, (FAST)
Microsoft
Co-Founder FTP Search



Vemund Lindaas
VP, Engineering
AtMel, Department Head AVR IC
Q-Free, Project Manager



Knut Hellan
Senior Research Scientist
Google, News Tech Team
FAST (Microsoft), Engineering Team

Investors

IDT Corp. (NYSE: IDT): Multinational holding company with primary operations in the telecommunications sector where it provides a suite of prepaid and rechargeable calling cards and financial products focused on immigrant communities around the world. It is also a leading wholesale carrier of international long distance calls.



Shaman II, LP: Limited partnership formed for the purpose of investing in Zedge and is made up of limiteds with prior and or existing involvement in AOL, Sierra Wireless (through Airlink), iSkoot (Qualcomm), ePals and Clearspring, among other entities.

Financials*

	FY '13	FY '12	FY '11
Revenues	$5.8MM	$3.8MM	$3.2MM
COGS	$852K	$739K	$625K
Gross Profit	$5.0MM	$3.1MM	$2.6MM
SG&A	$3.8MM	$2.7MM	$2.2MM
D&A	$798K	$652K	$566K
Total Costs	$4.6MM	$3.3MM	$2.8MM
EBITDA	$1.1MM	$405K	$364K
Income / (Loss)	$340K	$(248)K	$(202)K

* Fiscal year of August 1 - July 31

Thanks!